Exhibit 10.33

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”) is made as of October 14, 2004, by and between HANCOCK FABRICS, INC., a Delaware corporation (the “Borrower”), and SOUTHTRUST BANK, an Alabama banking corporation (the “Bank”). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, pursuant to the certain Credit Agreement between Borrower and Bank dated as of March 26, 2002 (the “Credit Agreement”), Bank made available to Borrower, subject to the terms and conditions thereof, the Syndicated Loan and the Money Market Loan in the aggregate principal amount of up to $25,000,000.00; and

WHEREAS, Borrower and Bank have agreed to amend the Credit Agreement in order to provide for a temporary increase in the Commitment from up to $25,000,000.00 to up to $30,000,000.00, as more specifically hereinafter set forth.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement is hereby amended as follows:

1.	The Credit Agreement is hereby amended by deleting the

definition of “Commitment” in its entirety, and by substituting the following new definition in lieu thereof:

“Commitment” means (A) during the period from October 14, 2004 through November 30, 2004, (i) $30,000,000.00, or (ii) if Bank enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of Bank’s Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09; and (B) at all other times during the term of this Agreement, (i) $25,000,000.00, or (ii) if Bank enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of Bank’s Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

2.          As a condition to the effectiveness of this First Amendment (a) Borrower shall have executed and delivered to Bank a First Amended and Restated Syndicated Note in the principal amount of $30,000,000.00 and a First Amended and Restated Money Market Note in the principal amount of $30,000,000.00; (b) Borrower shall have provided to Bank the resolutions of the board of directors of Borrower as to the amendments contemplated herein; (c) Borrower shall have paid directly or reimbursed Bank for all of Bank’s fees and expenses, including, but not limited to, any and all filing fees, recording fees, and expenses and fees of Bank’s legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this First Amendment, the Credit Agreement, and any and all documents executed and delivered in connection herewith or therewith; (d) Borrower shall have executed and delivered to Bank all further documents and perform all other acts which Bank deems necessary of appropriate to perfect or protect its security for the Loans; and (e) Borrower shall have delivered to Bank such other documentation, if any, as may be requested by Bank to satisfy Bank that this First Amendment, and all other documents and instruments executed by Borrower in connection with this First Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

3.              Borrower represents and warrants to Bank that all representations and warranties given by Borrower in the Credit Agreement are true and correct as of the date hereof, except to the extent affected by this First Amendment. Borrower represents and warrants to Bank that Borrower is in full compliance with all of the covenants of Borrower contained in the Credit Agreement, except to the extent affected by this First Amendment.

4.              Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this First Amendment (in which case the terms and conditions of this First Amendment shall govern), all terms of the Credit Agreement and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

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IN WITNESS WHEROF, This First Amendment has been duly executed and delivered as of the day and year first above written.

WITNESS:	BORROWER:
HANCOCK FABRICS, INC.

_/s/ Betty Akin_________________	By:__/s/ Bruce D. Smith________________
Print Name: ___________________	Its:__CFO___________________________

BANK

SOUTHTRUST BANK

______________________________	By:__/s/ Hal Clemmer	_
Print Name:_____________________	Its:__Vice President ___________________

FIRST AMENDED AND RESTATED MONEY MARKET NOTE

$30,000,000.00	Birmingham, Alabama

October 14, 2004

For Value received, HANCOCK FABRICS, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of SOUTHTRUST BANK, an Alabama banking corporation (the “Bank”), for the account of its Lending Office, the principal sum of Thirty Million and No/100 Dollars ($30,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by Bank to Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. Borrower promises to pay interest on the unpaid principal amount of this First Amended and Restated Money Market Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SouthTrust Bank, P. O. Box 2554, Birmingham, Alabama 35290, or such other address as may be specified from time to time pursuant to the Credit Agreement.

All Money Market Loans made by Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by Bank and, prior to any transfer hereof, endorsed by Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Bank to make, or any error of Bank in making, any such recordation or endorsement shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

This note is the Money Market Note referred to in the Credit Agreement dated as of March 26, 2002, between Borrower and Bank (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorney’s fees.

This First Amended and Restated Money Market Note constitutes an amendment to, and a complete restatement in its entirety of, that certain Money Market Note dated March 26, 2002 in the original principal amount of $25,000,000.00 given by Borrower to Bank, and any promissory notes given by Borrower to Bank in substitution or replacement thereof, all as the same may have heretofore been amended, extended, or restated from time to time.

IN WITNESS WHEREOF, Borrower has caused this Money Market Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

HANCOCK FABRICS, INC.

By:__/s/ Bruce D. Smith_______________(SEAL)

Title:_CFO________________________________

MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL

		Amount	Amount of
	Interest	of	Principal	Maturity	Notation
Date	Rate	Loan	Repaid	Date	Made By

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

FIRST AMENDED AND RESTATED SYNDICATED NOTE

$30,000,000.00	Birmingham, Alabama

October 14,2004

For value received, HANCOCK FABRICS, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of SOUTHTRUST BANK an Alabama banking corporation (the “Bank”), for the account of its Lending Office, the principal sum of Thirty Million and No/100 Dollars ($30,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by Bank to Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. Borrower promised to pay interest on the unpaid principal amount of this First Amended and Restated Syndicated Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SouthTrust Bank, P. O. Box 2554, Birmingham, Alabama 35290, or such other address as may be specified from time to time pursuant to the Credit Agreement.

All Syndicated Loans made by Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by Bank and, prior to any transfer hereof, endorsed by Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Bank to make, or any error of Bank in making, any such recordation or endorsement shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

This note is the Syndicated Note referred to in the Credit Agreement dated as of March 26, 2002, between Borrower and Bank (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

Borrower agrees, in the event that this note or any portion hereof is collected by law of through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

This First Amended and Restated Syndicated Note constitutes an amendment to, and a complete restatement in its entirety of, that certain Syndicated Note dated March 26, 2002 in the original principal amount of $25,000,000.00 given by Borrower to Bank, and any promissory notes given by Borrower to Bank in substitution or replacement thereof, all as the same may have heretofore been amended, extended, or restated from time to time.

IN WITNESS WHEREOF, Borrower has caused this Syndicated Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

HANCOCK FABRICS, INC.

By:_Bruce D. Smith_____________(SEAL)

Title:_CFO__________________________

SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL

	Type	Amount		Amount of
	of	Interest	of	Principal	Maturity	Notation
Date	Loan	Rate	Loan	Repaid	Date	Made By

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________